SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 8, 2021 (June 7, 2021)

Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

On June 8, 2021, Bausch Health Companies Inc. (the “Company”) completed its previously announced offering of $1,600,000,000 aggregate principal amount of its 4.875% Senior Secured Notes due 2028 (the “Notes”).

The Notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The net proceeds of the Notes offering, along with cash on hand, will be used to repurchase up to $1,600,000,000 aggregate principal amount of the Company’s outstanding 7.00% Senior Secured Notes due 2024 (the “2024 Notes”), pursuant to a tender offer (the “Tender Offer”) announced May 24, 2021, and to pay related fees, premiums and expenses. In addition, on May 24, 2021, the Company issued a conditional notice of redemption to redeem any and all outstanding 2024 Notes to the extent not tendered and accepted for purchase pursuant to the Tender Offer. As a result, if any of the 2024 Notes remain outstanding following the consummation of the Tender Offer, the Company will to use the remaining net proceeds of the offering of the Notes to fund the aggregate redemption price for any 2024 Notes to be redeemed.

The Notes Indenture

The Notes were issued pursuant to the indenture, dated as of June 8, 2021 (the “Indenture”), among the Company, the guarantors named therein, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto.

Interest and Maturity

Pursuant to the Indenture, the Notes will mature on June 1, 2028. Interest on the Notes will be payable semi-annually in arrears on each June 1 and December 1, beginning on December 1, 2021.

Guarantees

The Notes will initially be jointly and severally guaranteed on a senior secured basis by each of the Company’s subsidiaries that is a guarantor under the Company’s existing credit agreement (the “Credit Agreement”), the Company’s existing senior secured notes (the “Existing Senior Secured Notes”) and the Company’s existing senior unsecured notes (the “Existing Senior Unsecured Notes” and, such guarantors, the “Note Guarantors”). The Notes and the guarantees related thereto will be senior obligations and will be secured, subject to permitted liens and certain other exceptions, by the same first priority liens that secure the obligations of the Company and the Notes Guarantors under the Credit Agreement and the Existing Senior Secured Notes.

Ranking

The Notes and the guarantees related thereto will be:

•	general secured obligations, secured by a first-priority lien (subject to permitted liens and certain other exceptions) on the collateral;

•	pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company and the Note Guarantors;

•

effectively pari passu with all existing and future indebtedness secured by a first-priority lien on the collateral securing the Notes (including the credit facilities provided under the Credit Agreement and the Existing Senior Secured Notes);

•

effectively senior to all existing and future indebtedness that is unsecured (including the Existing Senior Unsecured Notes and the guarantees thereof) or that is secured by junior liens, in each case to the extent of the value of the collateral; and

•

structurally subordinated to (x) the liabilities of any of the Company’s subsidiaries that do not guarantee the Notes to the extent of the value of such subsidiaries’ assets and (y) any of the Company’s debt that is secured by assets that are not collateral to the extent of the value of such assets.

Redemption

The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after June 1, 2024, at the redemption prices as set forth in the Indenture.

In addition, the Company may redeem some or all of the Notes prior to June 1, 2024 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to June 1, 2024, the Company may redeem up to 40% of the aggregate principal amount of the Notes using the net cash proceeds of certain equity offerings at the redemption price set forth in the Indenture.

Upon the occurrence of a change of control (as defined in the Indenture), unless the Company has exercised its right to redeem all of the Notes, as described above, holders of the Notes may require the Company to repurchase such holder’s Notes, in whole or in part, at a purchase price equal to 101% of the principal amount of such Notes plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Notes.

Certain Covenants

The Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Tender Offer

On June 7, 2021, the Company issued a press release announcing the results as of the early tender date of the Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 801.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of June 8, 2021 by and among Bausch Health Companies Inc., the guarantors party thereto, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto.

99.1	Press release announcing the early tender results and the early settlement date of the Tender Offer, dated June 7, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Sam Eldessouky
Name:	Sam Eldessouky
Title:	Executive Vice President, Chief Financial Officer

Date: June 8, 2021